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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) July 6, 2005
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                             LanVision Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-28132                                31-1455414
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    (Commission File Number)            (IRS Employer Identification No.)


     10200 Alliance Road, Suite 200, Cincinnati, Ohio          45242-4716
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (513) 794-7100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 - ENTRY INTO A MATERIAL AGREEMENT

On July 6, 2005, at a meeting of the Board of Directors of LanVision Systems, Inc. the Board revised the compensation of the independent Directors as previously disclosed in the 2005 Proxy Statement and as shown on Exhibit 10.14 to the Form 10-K for the fiscal year ended January 31, 2005. The new compensation arrangements are as follows:

Each non-employee Director will be paid an annual retainer of $5,000, paid in two equal installments of $2,500. The first payment will be due on the date of the annual organizational meeting of the Board, usually held following the Annual Meeting of Shareholders typically held in May of each year. The second payment will be due approximately six months thereafter. For the current fiscal year, the first installment is being paid retroactive to May 25 2005, the date of the most recent annual organizational meeting for the current Board members.

In addition, each independent Director will be paid a fee of (i) $1,000 for each regularly scheduled Board meeting attended, and (ii) $1,000 per day for each special meeting or committee meeting attended on days when there are no Board meetings.

Each independent Director will be granted 15,000 Nonqualified Stock Options upon first being appointed or elected to the Board. Incumbent directors will be granted 10,000 Nonqualified Stock Options annually. These options are to be awarded pursuant to the Company's 2005 Incentive Compensation Plan.

Mr. Patsy, as an officer of the Company, is not separately compensated as a Director of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit        Description
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                   10.1          Schedule of Directors Compensation#

         #  Management Contract and Compensatory Arrangement



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LANVISION SYSTEMS, INC.


                                            By: /s/ Paul W. Bridge, Jr.
                                                -----------------------------
                                                Paul W. Bridge, Jr.
                                                Chief Financial Officer

Date:  July 8, 2005




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